EXHIBIT 10.1.3 TEXAS-NEW MEXICO POWER COMPANY TARIFF FOR RETAIL DELIVERY SERVICE
6.1 Rate Schedules Applicable: Entire Certified Service Area Effective Date: TBD	Page No.: 1 Original

6.1.1.17           RIDER SSC - SYNERGY SAVINGS CREDIT

AVAILABILITY

This rider is applicable to delivery service provided under Section 6.1.1.1 Residential Service, Section 6.1.1.2 Secondary Service (Less Than or Equal to 5 kW), Section 6.1.1.3 Secondary Service (Greater Than 5 kW), Section 6.1.1.4 Primary Service, Section 6.1.1.5 Transmission Service and Section 6.1.1.6 Lighting Service in the Company's Tariff for Retail Delivery Service.  The rider will expire two years after the effective date of the rider.

MONTHLY CREDIT

A Retail Customer's credit for the billing month shall be:

Rate Schedule	Credit
Residential Service
Customer Charge	$0.64	Per Customer

Secondary Service (Less Than or Equal to 5KW)
Customer Charge	$0.48	Per Customer

Secondary Service (Greater Than 5 KW)
Customer Charge	$5.47	Per Customer

Primary Service
Customer Charge	$59.13	Per Customer

Transmission Service
Customer Charge	$692.01	Per Customer

Lighting Service
Metered	$0.000914	Per kWh
Non Metered	$0.22	Per Lamp

NOTICE

This rate schedule is subject to the Company's Tariff and Applicable Legal Authorities.